UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2012

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EMPIRE PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

001-16653	73-1238709
(Commission File Number)	(IRS Employer Identification No.)

6506 S. Lewis Ave., Suite 112

Tulsa, OK 74136-1020

(Address of Principal Executive Offices) (Zip Code)

(918) 488-8068

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 31, 2012, Empire Petroleum Corporation (the "Company") held its 2012 Annual Meeting of Stockholders (the "Annual Meeting"). A total of 85,564,235 shares of the Company’s common stock were entitled to vote as of April 29, 2012, the record date for the Annual Meeting. There were 51,489,770 shares present, in person or by proxy, at the Annual Meeting (or 60.2% of the outstanding shares), at which the stockholders were asked to vote on three proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal 1 — Election of Directors

The stockholders voted to elect four directors to serve for a one-year term expiring at the annual meeting of stockholders in 2013 and until their successors are duly elected and qualified. The results of the vote were as follows:

				Broker
	For	Against	Abstain	Non-Votes
Albert E. Whitehead	50,087,770	1,255,000	147,000	-0-
John C. Kinard	51,342,770	-0-	147,000	-0-
Montague H. Hackett, Jr.	51,342,770	-0-	147,000	-0-
Kevin R. Seth	51,342,770	-0-	147,000	-0-

Proposal 2 — Amendment to Certificate of Incorporation

The stockholders voted to approve an amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized stock of the Company from One Hundred Million (100,000,000) shares to One Hundred Fifty Million (150,000,000) shares (the "Amendment"). The Amendment was adopted, subject to stockholder approval, by the Board of Directors of the Company pursuant to a Unanimous Consent to Action in Lieu of a Special Meeting of the Board of Directors dated March 12, 2012. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
49,985,845	1,503,925	-0-	-0-

The Amendment was filed with the Secretary of State of Delaware on May 31, 2012, which is the effective date of the Amendment. The Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and the full text of the Amendment is incorporated herein by reference.

Proposal 3 — Ratification of Appointment of

Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of HoganTaylor LLP as the Company’s independent registered public accounting firm for 2012. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
51,434,437	55,000	333	-0-

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith:
	3.1	Certificate of Amendment of Certificate of Incorporation (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION

Date: May 31, 2012	By: /s/ Albert E. Whitehead
Albert E. Whitehead, CEO and President

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EXHIBIT INDEX

Exhibit No. Description

3.1 Certificate of Amendment of Certificate of Incorporation (filed herewith).